UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 28, 2016

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-37349	98-1188172
(State or other jurisdiction of incorporation or	(Commission file number)	(I.R.S. Employer
organization)		Identification No.)

11700 Katy Freeway, Suite 300, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 355-8614

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective as of June 28, 2016, the following corporate governance changes took place with respect to Nobilis Health Corp. (the “Company”):

•	Mr. Richard Ganley and Ms. Jennifer Hauser submitted their resignations, which were accepted by the Board of Directors (the “Board”) of the Company, concluding their tenure on the Board.
•	Dr. Donald Kramer replaced Mr. Steve Ozonian as Chairman of the Board.

As Mr. Ganley and Ms. Hauser did not receive the requisite majority of votes "FOR" their election as directors at the annual general meeting of shareholders (the “Annual Meeting”) held on June 28, 2016, per the Company's Majority Voting Policy, Mr. Ganley and Ms. Hauser have tendered their resignations as directors of the Company. The Board, pursuant to the terms of the Company’s Majority Voting Policy, reviewed, considered and accepted such resignations.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 28, 2016, the Company held its annual general meeting of shareholders (the “Annual Meeting”) at the Company’s corporate office in Houston, Texas. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on June 2, 2016:

1.	Setting the Number of Directors

According to proxies received and a vote by show of hands, the ordinary resolution to set the number of directors of the Company at seven (7) for the ensuing year was approved.

The following are the voting results on this matter:

Number of Votes
Votes For:	40,394,886
Votes Against:	214,350

2.	Election of Directors

According to proxies received and a vote by ballot, the voting results in respect of the nomination of each of the individuals listed below to serve as a director of the Company until the termination of the next annual meeting of shareholders of the Company are as follows:

Nominee	# Votes For	# Votes Withheld	# Broker Non-Votes
Steve Ozonian	31,145,887	3,654,053	7,920,059
Richard Ganley	10,558,181	24,241,759	7,920,059
Jennifer Hauser	8,582,262	26,217,678	7,920,059
Dr. Donald Kramer	34,712,009	87,931	7,920,059
Tom Foster	34,596,202	203,738	7,920,059
Peter Horan	34,720,109	79,831	7,920,059
Michael C. Nichols	34,720,409	79,531	7,920,059

3.	Appointment of Auditor

According to proxies received and a vote by show of hands, Crowe Horwath LLP were appointed as the Company’s auditors until the next annual meeting of shareholders of the Company and the directors of the Company were authorized to fix the remuneration to be paid to the auditors.

The following are the voting results on this matter:

Number of Votes
Votes For:	35,809,456
Votes Withheld:	4,870,143

4.	Ratifying and Approving the Company’s Advance Notice Policy

According to proxies received and a vote by show of hands, the ordinary resolution approving the Company’s Advance Notice Policy, the full text of which appears in the Proxy Statement, was approved.

The following are the voting results on this matter:

Number of Votes
Votes For:	28,791,973
Votes Against:	3,967,567
Broker Non-Votes	7,920,059

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

By:	/s/ KENNETH KLEIN
Chief Financial Officer

Dated: June 30, 2016